CNA Financial Corporation
Supplemental Financial Information

June 30, 2022

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Statements of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2022	2021	Change	2022	2021	Change
Revenues:
Net earned premiums	$2,155	$2,035	6%	$4,214	$3,997	5%
Net investment income	432	591	(27)	880	1,095	(20)
Net investment (losses) gains	(59)	38		(70)	95
Non-insurance warranty revenue	392	359		774	697
Other revenues	6	6		13	11
Total revenues	2,926	3,029	(3)	5,811	5,895	(1)
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,583	1,546		3,038	3,052
Amortization of deferred acquisition costs	374	357		718	716
Non-insurance warranty expense	367	332		721	643
Other operating expenses	329	303		655	587
Interest	28	29		56	57
Total claims, benefits and expenses	2,681	2,567	(4)	5,188	5,055	(3)
Income (loss) before income tax	245	462		623	840
Income tax (expense) benefit	(40)	(94)		(105)	(160)
Net income (loss)	$205	$368	(44)%	$518	$680	(24)%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended June 30	Three Months		Six Months
(In millions, except per share data)	2022	2021	2022	2021
Components of Income (Loss)
Core income (loss)	$245	$341	$561	$604
Net investment gains (losses)	(40)	27	(43)	76
Net income (loss)	$205	$368	$518	$680

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$0.90	$1.25	$2.06	$2.21
Net investment gains (losses)	(0.15)	0.10	(0.16)	0.28
Diluted earnings (loss) per share	$0.75	$1.35	$1.90	$2.49

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.7	271.9	271.8	271.9
Diluted	272.6	272.8	272.7	272.9

Return on Equity
Net income (loss) (1)	8.1%	11.9%	9.3%	10.7%
Core income (loss) (2)	8.1	11.3	9.1	10.0

(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statements of Cash Flows Data

(In millions, except per share data)	June 30, 2022	December 31, 2021
Total investments	$44,280	$50,328
Reinsurance receivables, net of allowance for uncollectible receivables	5,753	5,463
Total assets	62,229	66,639
Insurance reserves	41,774	43,171
Debt	2,780	2,779
Total liabilities	52,717	53,830
Accumulated other comprehensive income (loss) (1)	(2,713)	320
Total stockholders' equity	9,512	12,809

Book value per common share	$35.06	$47.20
Book value per common share excluding AOCI	$45.06	$46.02

Outstanding shares of common stock (in millions of shares)	271.3	271.4

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,625	$11,321

Three Months Ended June 30	2022	2021
Net cash flows provided (used) by operating activities	$608	$603
Net cash flows provided (used) by investing activities	(302)	(610)
Net cash flows provided (used) by financing activities	(98)	(120)
Net cash flows provided (used) by operating, investing and financing activities	$208	$(127)

Six Months Ended June 30	2022	2021
Net cash flows provided (used) by operating activities	$1,253	$685
Net cash flows provided (used) by investing activities	(431)	(202)
Net cash flows provided (used) by financing activities	(786)	(441)
Net cash flows provided (used) by operating, investing and financing activities	$36	$42

(1) As of June 30, 2022 and December 31, 2021, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $482 million and $2,477 million. To the extent that unrealized gains on fixed income securities supporting the reserves of certain products within the Life & Group segment would result in a premium deficiency, or would impact the reserve balance if realized, a related increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains (losses) through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of June 30, 2022 is preliminary.

Property & Casualty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2022	2021	Change		2022	2021	Change
Gross written premiums	$3,715	$3,403	9%		$7,132	$6,653	7%
Gross written premiums ex. 3rd party captives	2,676	2,296	17		5,130	4,566	12
Net written premiums	2,296	1,909	20		4,319	3,846	12

Net earned premiums	2,037	1,909	7		3,977	3,751	6
Net investment income	227	322			462	601
Non-insurance warranty revenue	392	359			774	697
Other revenues	5	6			13	11
Total operating revenues	2,661	2,596	3		5,226	5,060	3
Insurance claims and policyholders' benefits	1,233	1,193			2,415	2,420
Amortization of deferred acquisition costs	374	357			718	716
Non-insurance warranty expense	367	332			721	643
Other insurance related expenses	245	246			503	466
Other expenses	36	20			57	35
Total claims, benefits and expenses	2,255	2,148	(5)		4,414	4,280	(3)
Core income (loss) before income tax	406	448			812	780
Income tax (expense) benefit on core income (loss)	(89)	(97)			(174)	(166)
Core income (loss)	$317	$351	(10)%		$638	$614	4%

Other Performance Metrics
Underwriting gain (loss)	$185	$113	64%		$341	$149	129%

Loss & LAE ratio	60.2%	62.1%	1.9	pts	60.4%	64.2%	3.8	pts
Expense ratio	30.5	31.6	1.1		30.7	31.5	0.8
Dividend ratio	0.3	0.3	—		0.3	0.3	—
Combined ratio	91.0%	94.0%	3.0	pts	91.4%	96.0%	4.6	pts
Combined ratio excluding catastrophes and development	90.8%	91.4%	0.6	pts	91.0%	91.6%	0.6	pts

Net accident year catastrophe losses incurred	$37	$54			$57	$179
Effect on loss & LAE ratio	1.8%	2.8%	1.0	pts	1.4%	4.7%	3.3	pts

Net prior year development and other: (favorable) / unfavorable	$(31)	$(1)			$(41)	$(12)
Effect on loss & LAE ratio	(1.6)%	(0.2)%	1.4	pts	(1.0)%	(0.3)%	0.7	pts

Rate	6%	10%	(4)	pts	6%	10%	(4)	pts
Renewal premium change	8%	11%	(3)	pts	9%	11%	(2)	pts
Retention	85%	81%	4	pts	84%	82%	2	pts
New business	$500	$393	27%		$951	$786	21%

Specialty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2022	2021	Change		2022	2021	Change
Gross written premiums	$1,904	$1,903	—%		$3,750	$3,697	1%
Gross written premiums ex. 3rd party captives	973	897	8		1,858	1,713	8
Net written premiums	832	786	6		1,603	1,528	5

Net earned premiums	794	762	4		1,566	1,497	5
Net investment income	100	134			203	251
Non-insurance warranty revenue	392	359			774	697
Other revenues	—	—			1	—
Total operating revenues	1,286	1,255	2		2,544	2,445	4
Insurance claims and policyholders' benefits	458	440			904	868
Amortization of deferred acquisition costs	162	159			319	313
Non-insurance warranty expense	367	332			721	643
Other insurance related expenses	81	71			162	141
Other expenses	12	12			25	23
Total claims, benefits and expenses	1,080	1,014	(7)		2,131	1,988	(7)
Core income (loss) before income tax	206	241			413	457
Income tax (expense) benefit on core income (loss)	(45)	(53)			(89)	(99)
Core income (loss)	$161	$188	(14)%		$324	$358	(9)%

Other Performance Metrics
Underwriting gain (loss)	$93	$92	1%		$181	$175	3%

Loss & LAE ratio	57.5%	57.7%	0.2	pts	57.5%	57.9%	0.4	pts
Expense ratio	30.4	30.0	(0.4)		30.7	30.2	(0.5)
Dividend ratio	0.2	0.2	—		0.2	0.2	—
Combined ratio	88.1%	87.9%	(0.2)	pts	88.4%	88.3%	(0.1)	pts
Combined ratio excluding catastrophes and development	89.2%	89.2%	—	pts	89.6%	89.6%	—	pts

Net accident year catastrophe losses incurred	$1	$1			$1	$6
Effect on loss & LAE ratio	0.1%	—%	(0.1)	pts	0.1%	0.3%	0.2	pts

Net prior year development and other: (favorable) / unfavorable	$(10)	$(10)			$(20)	$(25)
Effect on loss & LAE ratio	(1.2)%	(1.3)%	(0.1)	pts	(1.3)%	(1.6)%	(0.3)	pts

Rate	7%	12%	(5)	pts	8%	11%	(3)	pts
Renewal premium change	8%	12%	(4)	pts	9%	12%	(3)	pts
Retention	85%	85%	—	pts	85%	86%	(1)	pts
New business	$132	$121	9%		$277	$224	24%

Commercial - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2022	2021	Change		2022	2021	Change
Gross written premiums	$1,429	$1,161	23%		$2,637	$2,274	16%
Gross written premiums ex. 3rd party captives	1,321	1,060	25		2,527	2,171	16
Net written premiums	1,134	831	36		2,135	1,791	19

Net earned premiums	974	881	11		1,878	1,736	8
Net investment income	113	174			231	322
Other revenues	4	5			12	10
Total operating revenues	1,091	1,060	3		2,121	2,068	3
Insurance claims and policyholders' benefits	615	594			1,193	1,238
Amortization of deferred acquisition costs	156	148			304	301
Other insurance related expenses	134	136			264	251
Other expenses	11	11			18	20
Total claims, benefits and expenses	916	889	(3)		1,779	1,810	2
Core income (loss) before income tax	175	171			342	258
Income tax (expense) benefit on core income (loss)	(37)	(34)			(72)	(52)
Core income (loss)	$138	$137	1%		$270	$206	31%

Other Performance Metrics
Underwriting gain (loss)	$69	$3	N/M	%	$117	$(54)	N/M	%

Loss & LAE ratio	62.7%	66.7%	4.0	pts	63.0%	70.7%	7.7	pts
Expense ratio	30.0	32.3	2.3		30.3	31.8	1.5
Dividend ratio	0.5	0.6	0.1		0.5	0.6	0.1
Combined ratio	93.2%	99.6%	6.4	pts	93.8%	103.1%	9.3	pts
Combined ratio excluding catastrophes and development	92.0%	93.0%	1.0	pts	92.3%	92.8%	0.5	pts

Net accident year catastrophe losses incurred	$29	$51			$45	$166
Effect on loss & LAE ratio	3.0%	5.8%	2.8	pts	2.4%	9.6%	7.2	pts

Net prior year development and other: (favorable) / unfavorable	$(16)	$10			$(16)	$14
Effect on loss & LAE ratio	(1.8)%	0.8%	2.6	pts	(0.9)%	0.7%	1.6	pts

Rate	5%	8%	(3)	pts	5%	9%	(4)	pts
Renewal premium change	8%	10%	(2)	pts	8%	11%	(3)	pts
Retention	86%	80%	6	pts	86%	81%	5	pts
New business	$280	$201	39%		$508	$412	23%

International - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2022	2021	Change		2022	2021	Change
Gross written premiums	$382	$339	13%		$745	$682	9%
Net written premiums	330	292	13		581	527	10

Net earned premiums	269	266	1		533	518	3
Net investment income	14	14			28	28
Other revenues	1	1			—	1
Total operating revenues	284	281	1		561	547	3
Insurance claims and policyholders' benefits	160	159			318	314
Amortization of deferred acquisition costs	56	50			95	102
Other insurance related expenses	30	39			77	74
Other expenses	13	(3)			14	(8)
Total claims, benefits and expenses	259	245	(6)		504	482	(5)
Core income (loss) before income tax	25	36			57	65
Income tax (expense) benefit on core income (loss)	(7)	(10)			(13)	(15)
Core income (loss)	$18	$26	(31)%		$44	$50	(12)%

Other Performance Metrics
Underwriting gain (loss)	$23	$18	28%		$43	$28	54%

Loss & LAE ratio	59.5%	59.5%	—	pts	59.6%	60.5%	0.9	pts
Expense ratio	32.1	33.5	1.4		32.4	33.9	1.5
Dividend ratio	—	—	—		—	—	—
Combined ratio	91.6%	93.0%	1.4	pts	92.0%	94.4%	2.4	pts
Combined ratio excluding catastrophes and development	90.6%	92.5%	1.9	pts	91.0%	93.2%	2.2	pts

Net accident year catastrophe losses incurred	$7	$2			$11	$7
Effect on loss & LAE ratio	2.8%	0.8%	(2.0)	pts	2.0%	1.4%	(0.6)	pts

Net prior year development and other: (favorable) / unfavorable	$(5)	$(1)			$(5)	$(1)
Effect on loss & LAE ratio	(1.8)%	(0.3)%	1.5	pts	(1.0)%	(0.2)%	0.8	pts

Rate	7%	14%	(7)	pts	8%	14%	(6)	pts
Renewal premium change	10%	14%	(4)	pts	10%	13%	(3)	pts
Retention	85%	77%	8	pts	79%	76%	3	pts
New business	$88	$71	24%		$166	$150	11%

Life & Group - Results of Operations

Periods ended June 30	Three Months		Six Months
(In millions)	2022	2021	2022	2021
Net earned premiums	$118	$126	$238	$246
Net investment income	201	265	413	484
Other revenues	1	(1)	—	—
Total operating revenues	320	390	651	730
Insurance claims and policyholders' benefits	293	322	574	603
Other insurance related expenses	29	25	60	50
Other expenses	2	2	5	4
Total claims, benefits and expenses	324	349	639	657
Core income (loss) before income tax	(4)	41	12	73
Income tax (expense) benefit on core income (loss)	10	2	17	6
Core income (loss)	$6	$43	$29	$79

Corporate & Other - Results of Operations

Periods ended June 30	Three Months		Six Months
(In millions)	2022	2021	2022	2021
Net earned premiums	$—	$—	$(1)	$—
Net investment income	4	4	5	10
Other revenues	—	1	—	—
Total operating revenues	4	5	4	10
Insurance claims and policyholders' benefits	57	31	49	29
Other insurance related expenses	1	—	3	10
Interest expense	28	28	56	56
Other expenses	16	11	27	23
Total claims, benefits and expenses	102	70	135	118
Core income (loss) before income tax	(98)	(65)	(131)	(108)
Income tax (expense) benefit on core income (loss)	20	12	25	19
Core income (loss)	$(78)	$(53)	$(106)	$(89)

Investment Summary - Consolidated

	June 30, 2022		March 31, 2022		December 31, 2021
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$21,665	$(941)	$22,786	$791	$24,139	$2,699
States, municipalities and political subdivisions:
Tax-exempt	5,635	88	7,091	485	7,781	1,119
Taxable	4,003	(272)	3,968	58	4,162	466
Total states, municipalities and political subdivisions	9,638	(184)	11,059	543	11,943	1,585
Asset-backed:
RMBS	2,743	(291)	2,848	(135)	2,956	63
CMBS	1,837	(158)	1,940	(68)	2,031	44
Other ABS	2,842	(216)	2,623	(82)	2,598	44
Total asset-backed	7,422	(665)	7,411	(285)	7,585	151
U.S. Treasury and obligations of government-sponsored enterprises	109	(6)	120	(5)	130	(2)
Foreign government	548	(29)	549	(10)	583	13
Redeemable preferred stock	3	—	20	—	—	—
Total fixed maturity securities	39,385	(1,825)	41,945	1,034	44,380	4,446
Equities:
Common stock	222	—	220	—	233	—
Non-redeemable preferred stock	676	—	761	—	802	—
Total equities	898	—	981	—	1,035	—
Limited partnership investments:
Hedge funds	465	—	512	—	595	—
Private equity funds	1,398	—	1,328	—	1,264	—
Total limited partnership investments	1,863	—	1,840	—	1,859	—
Other invested assets	71	—	97	—	91	—
Mortgage loans	949	—	942	—	973	—
Short term investments	1,114	1	1,301	—	1,990	—
Total investments	$44,280	$(1,824)	$47,106	$1,034	$50,328	$4,446

Net receivable/(payable) on investment activity	$(134)		$(94)		$201

Effective duration (in years)	6.8		6.5		6.6
Weighted average rating	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	June 30, 2022		March 31, 2022		December 31, 2021
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,466	$(934)	$14,296	$(173)	$14,897	$713
States, municipalities and political subdivisions:
Tax-exempt	1,397	(182)	1,518	(80)	1,604	92
Taxable	2,132	(343)	2,268	(154)	2,369	69
Total states, municipalities and political subdivisions	3,529	(525)	3,786	(234)	3,973	161
Asset-backed:
RMBS	2,714	(290)	2,802	(135)	2,899	60
CMBS	1,781	(156)	1,871	(67)	1,955	42
Other ABS	2,388	(175)	2,328	(74)	2,326	31
Total asset-backed	6,883	(621)	7,001	(276)	7,180	133
U.S. Treasury and obligations of government-sponsored enterprises	94	—	102	(2)	109	(2)
Foreign government	520	(21)	515	(7)	545	11
Redeemable preferred stock	3	—	20	—	—	—
Total fixed maturity securities	24,495	(2,101)	25,720	(692)	26,704	1,016
Equities:
Common stock	222	—	220	—	233	—
Non-redeemable preferred stock	144	—	171	—	179	—
Total equities	366	—	391	—	412	—
Limited partnership investments:
Hedge funds	257	—	283	—	329	—
Private equity funds	774	—	735	—	700	—
Total limited partnership investments	1,031	—	1,018	—	1,029	—
Other invested assets	71	—	97	—	91	—
Mortgage loans	729	—	722	—	741	—
Short term investments	1,067	1	1,286	—	1,887	—
Total investments	$27,759	$(2,100)	$29,234	$(692)	$30,864	$1,016

Net receivable/(payable) on investment activity	$(98)		$(132)		$145

Effective duration (in years)	5.0		5.0		4.9
Weighted average rating	A		A-		A

Investment Summary - Life & Group

	June 30, 2022		March 31, 2022		December 31, 2021
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$8,199	$(7)	$8,490	$964	$9,242	$1,986
States, municipalities and political subdivisions:
Tax-exempt	4,238	270	5,573	565	6,177	1,027
Taxable	1,871	71	1,700	212	1,793	397
Total states, municipalities and political subdivisions	6,109	341	7,273	777	7,970	1,424
Asset-backed:
RMBS	29	(1)	46	—	57	3
CMBS	56	(2)	69	(1)	76	2
Other ABS	454	(41)	295	(8)	272	13
Total asset-backed	539	(44)	410	(9)	405	18
U.S. Treasury and obligations of government-sponsored enterprises	15	(6)	18	(3)	21	—
Foreign government	28	(8)	34	(3)	38	2
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	14,890	276	16,225	1,726	17,676	3,430
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	532	—	590	—	623	—
Total equities	532	—	590	—	623	—
Limited partnership investments:
Hedge funds	208	—	229	—	266	—
Private equity funds	624	—	593	—	564	—
Total limited partnership investments	832	—	822	—	830	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	220	—	220	—	232	—
Short term investments	47	—	15	—	103	—
Total investments	$16,521	$276	$17,872	$1,726	$19,464	$3,430

Net receivable/(payable) on investment activity	$(36)		$38		$56

Effective duration (in years)	9.7		8.9		9.2
Weighted average rating	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

June 30, 2022	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$30	$(1)	$442	$(19)	$5,282	$(132)	$14,290	$(606)	$1,621	$(183)	$21,665	$(941)
States, municipalities and political subdivisions	—	—	1,673	25	5,451	(208)	2,039	42	472	(43)	3	—	9,638	(184)
Asset-backed:
RMBS	2,344	(211)	276	(88)	2	—	15	—	14	1	92	7	2,743	(291)
CMBS	2	—	291	(15)	796	(68)	246	(24)	371	(38)	131	(13)	1,837	(158)
Other ABS	—	—	229	(6)	164	(29)	1,149	(68)	1,142	(95)	158	(18)	2,842	(216)
Total asset-backed	2,346	(211)	796	(109)	962	(97)	1,410	(92)	1,527	(132)	381	(24)	7,422	(665)
U.S. Treasury and obligations of government-sponsored enterprises	109	(6)	—	—	—	—	—	—	—	—	—	—	109	(6)
Foreign government	—	—	145	(2)	281	(11)	94	(13)	28	(3)	—	—	548	(29)
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	3	—	3	—
Total fixed maturity securities	$2,455	$(217)	$2,644	$(87)	$7,136	$(335)	$8,825	$(195)	$16,317	$(784)	$2,008	$(207)	$39,385	$(1,825)

Percentage of total fixed maturity securities	6%		7%		18%		23%		41%		5%		100%

Components of Net Investment Income

Periods ended June 30	Consolidated
	Three Months		Six Months
(In millions)	2022	2021	2022	2021
Taxable fixed income securities	$385	$356	$753	$715
Tax-exempt fixed income securities	66	79	139	159
Total fixed income securities	451	435	892	874
Common stock	(21)	10	(31)	28
Limited partnerships - hedge funds	(35)	43	(45)	49
Limited partnerships - private equity funds	41	103	69	140
Total limited partnership and common stock investments	(15)	156	(7)	217
Other, net of investment expense	(4)	—	(5)	4
Net investment income	$432	$591	$880	$1,095

Effective income yield for fixed income securities portfolio	4.3%	4.3%	4.3%	4.4%
Limited partnership and common stock return	(0.7)	8.3	(0.3)	12.1

	Property & Casualty and Corporate & Other
Periods ended June 30
	Three Months		Six Months
(In millions)	2022	2021	2022	2021
Taxable fixed income securities	$237	$220	$462	$445
Tax-exempt fixed income securities	12	13	23	25
Total fixed income securities	249	233	485	470
Common stock	(21)	10	(31)	28
Limited partnerships - hedge funds	(20)	24	(25)	27
Limited partnerships - private equity funds	23	57	38	78
Total limited partnership and common stock investments	(18)	91	(18)	133
Other, net of investment expense	—	2	—	8
Net investment income	$231	$326	$467	$611

Effective income yield for fixed income securities portfolio	3.7%	3.7%	3.7%	3.7%

Periods ended June 30	Life & Group
(In millions)	Three Months		Six Months
	2022	2021	2022	2021
Taxable fixed income securities	$148	$136	$291	$270
Tax-exempt fixed income securities	54	66	116	134
Total fixed income securities	202	202	407	404
Common stock	—	—	—	—
Limited partnerships - hedge funds	(15)	19	(20)	22
Limited partnerships - private equity funds	18	46	31	62
Total limited partnership and common stock investments	3	65	11	84
Other, net of investment expense	(4)	(2)	(5)	(4)
Net investment income	$201	$265	$413	$484

Effective income yield for fixed income securities portfolio	5.4%	5.5%	5.4%	5.5%

Net Investment Gains (Losses)

Periods ended June 30	Consolidated
	Three Months		Six Months
(In millions)	2022	2021	2022	2021
Fixed maturity securities:
Corporate and other bonds	$(30)	$43	$(27)	$79
States, municipalities and political subdivisions	19	—	22	(1)
Asset-backed	(4)	(12)	(12)	(9)
Total fixed maturity securities	(15)	31	(17)	69
Non-redeemable preferred stock	(71)	17	(109)	19
Short term and other	27	(10)	56	7
Net investment (losses) gains	(59)	38	(70)	95
Income tax benefit (expense) on net investment (losses) gains	19	(11)	27	(19)
Net investment (losses) gains, after tax	$(40)	$27	$(43)	$76

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended June 30, 2022 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,623	$8,934	$2,316	$17,873	$3,712	$2,763	$24,348
Ceded	1,240	823	347	2,410	112	2,480	5,002
Net	5,383	8,111	1,969	15,463	3,600	283	19,346

Net incurred claim & claim adjustment expenses	456	611	160	1,227	250	68	1,545
Net claim & claim adjustment expense payments	(427)	(582)	(90)	(1,099)	(251)	(8)	(1,358)
Foreign currency translation adjustment and other	—	—	(90)	(90)	(40)	—	(130)

Claim & claim adjustment expense reserves, end of period
Net	5,412	8,140	1,949	15,501	3,559	343	19,403
Ceded	1,449	814	358	2,621	111	2,424	5,156
Gross	$6,861	$8,954	$2,307	$18,122	$3,670	$2,767	$24,559

Six months ended June 30, 2022 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,433	$8,890	$2,280	$17,603	$3,754	$2,817	$24,174
Ceded	1,168	825	340	2,333	113	2,523	4,969
Net	5,265	8,065	1,940	15,270	3,641	294	19,205

Net incurred claim & claim adjustment expenses	901	1,183	318	2,402	521	72	2,995
Net claim & claim adjustment expense payments	(754)	(1,108)	(192)	(2,054)	(498)	(23)	(2,575)
Foreign currency translation adjustment and other	—	—	(117)	(117)	(105)	—	(222)

Claim & claim adjustment expense reserves, end of period
Net	5,412	8,140	1,949	15,501	3,559	343	19,403
Ceded	1,449	814	358	2,621	111	2,424	5,156
Gross	$6,861	$8,954	$2,307	$18,122	$3,670	$2,767	$24,559

Life & Group Policyholder Reserves

June 30, 2022
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,936	$10,065	$13,001
Structured settlement annuities and other	528	—	528
Total	3,464	10,065	13,529
Shadow adjustments	95	515	610
Ceded reserves	111	346	457
Total gross reserves	$3,670	$10,926	$14,596

December 31, 2021
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,905	$10,012	$12,917
Structured settlement annuities and other	536	—	536
Total	3,441	10,012	13,453
Shadow adjustments	200	2,936	3,136
Ceded reserves	113	288	401
Total gross reserves	$3,754	$13,236	$16,990

Definitions and Presentation
•Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.
•P&C Operations includes Specialty, Commercial and International.
•Life & Group segment primarily includes the results of long term care businesses that are in run-off.
•Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty businesses in run-off, including CNA Re, asbestos and environmental pollution, excess workers' compensation and legacy mass tort. Intersegment eliminations are also included in this segment.
•Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2021 Form 10-K for further discussion of this non-GAAP financial measure.
•Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.
•In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed, excluding rate and exposure changes, in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.
•This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

•Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and any cumulative effects of changes in accounting guidance. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.
•Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs.
•Statutory capital and surplus represents the excess of an insurance company's admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.
•Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.
•Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.
•Certain immaterial differences are due to rounding.
•N/M = Not Meaningful